UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2026, ATN International, Inc. (the “Company”) issued a press release announcing financial results for the three and six months ended June 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

As previously disclosed, the Company has an authorized share repurchase program, pursuant to which the Company is authorized to repurchase up to $25 million in shares of its common stock (the “Repurchase Program”) and of which $15 million remains available for repurchases.

On August 5, 2026, the Company also announced that, on July 31, 2026, the Company’s Board of Directors approved a share repurchase authorization increase of $15 million, authorizing the Company to repurchase up to $30 million in shares of its common stock in the aggregate under the Repurchase Program. Repurchases under the Repurchase Program may be made through a variety of methods, which could include open market purchases, which may or may not be pursuant to pre-set trading plans meeting the requirements of Rule 10b5-1 and Rule 10b-18 under the Exchange Act, in privately negotiated transactions, accelerated share repurchases, block trades, tender offers, or any combination of such methods. The timing and amount of shares repurchased will depend on the stock price, business and market conditions, corporate and regulatory requirements, alternative investment opportunities, acquisition opportunities, and other factors. The Company is not obligated to repurchase any specific amount of shares of common stock, and the repurchase authorization does not have an expiration date and may be amended or terminated by the Board of Directors at any time without prior notice.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of the Company, dated August 5, 2026

104	Cover Page Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Carlos Doglioli
Carlos Doglioli
Chief Financial Officer

Dated August 5, 2026

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